UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY         12801

(Address of principal executive offices)

(Zip code)

James Ash

          c/o Gemini Fund Services, LLC., 450 Wireless Boulevard, Hauppauge, NY 11788

          (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period:  5/31/12

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York Mellon

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2012

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds

May 31, 2012

ECONOMIC SUMMARY

Economic growth in the U.S. continues with U.S. Gross Domestic Product (GDP) growth of 1.9% in the first quarter of 2012.  Economic growth is expected to remain modest through 2012 with positive contributions from consumer spending, exports, and nonresidential fixed investment.  We expect moderate economic growth in the U.S. of 2.0% to 2.5% in 2012.

Manufacturing continues to show growth; resulting in improved exports and manufacturing sector employment gains.

Labor market conditions in the U.S continue to improve, although modestly, and the unemployment rate remains above 8.0%.  Recent labor market reports indicate that job growth appears to be modest and the U.S. unemployment rate may continue to decline only slowly.

Growth in consumer spending remains modest but has been a positive for the U.S. economy despite generally higher energy and food prices, and an elevated unemployment rate.  The bright spot in consumer spending is automobile sales, which continue to show strength.

U.S. housing activity remains weak but reports indicate that housing is likely to contribute modestly to economic growth in 2012.  Reports indicate that home prices remain a concern but may be stabilizing.

A number of inflation measures are trending lower on a year over year basis including Import Price Inflation, the Producer Price Index and the Consumer Price Index.  The easing in year over year inflation may indicate that inflation is moderating.

We expect that the continued, though slow, improvement in the labor market will support modest consumer spending growth; that strong export activity will continue, that further quantitative easing by the Federal Reserve may be forthcoming if needed, and that these factors will result in continued modest U.S. economic growth in 2012.

 The Equity Growth Fund

For the six months and one year ended May 31, 2012 the North Country Equity Growth Fund had total returns of 4.82% and -2.0% versus the S&P 5001 at 6.23% and -0.41% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 11.35%, -2.30%, and 2.75% versus the S&P 500 at 14.92%, -0.92%, and 4.14% respectively.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

Modest economic growth coupled with continuing corporate profit growth, reasonable valuations and an accommodative Federal Reserve continue to support the case for a rising equity market.  However, uncertainty surrounding the Sovereign Debt Crisis in Europe is expected to generate episodes of stock market volatility.

Earnings growth remains intact; however expectations for earnings growth have been reduced from 2011’s pace.  We continue to expect mid single digit earnings growth for S&P 500 companies in 2012. We note that earnings growth has historically been one of the prime determinants of stock market returns and would look for this to be the case as we progress through 2012.

We do not expect expansion of Equity Price/Earnings (P/E) multiples in 2012 if the uncertainty of the Euro-zone sovereign crisis continues.  The Committee believes that the Euro-zone Sovereign Debt Crisis to likely to endure throughout 2012.

Equity valuations are attractive given that the S&P 500 trades at 12.68 times expected earnings.  This compares favorably to the five year average of 15.69 times forecasted earnings.

In January 2012 we elected to increase the Consumer Discretionary weighting to an overweight from a marketweight.  Earnings are expected to grow roughly 11% in 2012, on top of the 14% growth seen in 2011. Valuations are also attractive; the sector’s P/E is roughly in line with the S&P 500 P/E. This sector should continue to benefit from the improving housing market and improvement in unemployment. Also, Consumer Discretionary stocks are mostly made up of domestic equities, which offer a hedge against a potential global economic slowdown. We elected to reduce the Telecommunication Services sector from a marketweight to underweight. While Telecomm stocks offer attractive dividends, valuations appear stretched, the projected P/E ratio on 2012 EPS is 16.2, above the market multiple of 13. Earnings growth is projected to be in the single digits in 2012 as well.

In February 2012, we elected to reduce the Utilities sector from a marketweight to an underweight. Valuations appear high as the sector is trading at a premium to the S&P 500. Also, earnings growth in 2012 is expected to be less than 1%.  With the reduction in Utilities, we have increased the overweight in the Consumer Discretionary sector (please see above) and Information Technology sectors.  The Information Technology sector is the most defensive of the cyclical sectors, with approximately 28% of assets in cash and low debt levels when compared to other sectors of the market. Valuations remain attractive; the sector is trading at a significant discount to the S&P 500. The sector should continue to benefit from increased business investment and emerging market consumer demand.  Dividend growth and share buybacks have been positives for companies in the IT sector as well. Healthy spending is aided by the hardware refresh cycle and trends in cloud and mobile computing.

In March 2012 we elected to further reduce the Utilities and Telecommunications sectors (they remain at an underweight). In the Utilities sector, valuations appear high as the sector is trading at a premium to the S&P 500. Also, earnings growth in 2012 is expected to be less than 1%.  The Telecommunication sector also has valuations that appear high and carry growth rates in the single digits for 2012. Telecomm companies face fierce competition in the wireless space and continued losses in wire line. With the reduction in Utilities and Telecomm, we have increased the Financial sector to a marketweight from an underweight. Valuations remain attractive; the projected P/E ratio on 2012 earnings is 11.6, well below the market’s multiple. Earnings are expected to grow roughly 7% in 2012 and dividends have been increasing as companies have begun to reinstate payouts.  At the end of May we remained overweight in Consumer Discretionary and Information Technology, underweight in Utilities and Telecommunication Services, and marketweight in Consumer Staples, Energy, Financials, Healthcare and Industrials, and Materials.

The Intermediate Bond Fund

The North Country Intermediate Bond Fund returned 3.35% for the six month period ending May 31, 2012; while its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, returned 2.55%.  The North Country Intermediate Bond Fund had annualized total returns for one year, three year, five year and ten year periods ending May 31, 2012 of 4.53%, 5.79%, 4.26% and 3.93% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 5.17%, 5.38%, 5.68% and 4.85% respectively.

The North Country Intermediate Bond Fund outperformed its benchmark for the six-month period ending May 31, 2012.  The outperformance during this time period is related to our decision to maintain an overweight in corporate bonds relative to our benchmark.  Easing of concerns over the Euro-zone sovereign debt crisis in early 2012 benefitted our relative performance in this time frame.  For the one year period ending May 31, 2012, the North Country Intermediate Bond Fund underperformed its benchmark as the Euro-zone sovereign debt crisis and the U.S. debt ceiling negotiations in mid 2011 contributed to a general widening of credit spreads which negatively impacted our relative performance during this period.  The North Country Intermediate Bond Fund had sought to benefit from a low interest rate environment accompanied by expectations of modest economic growth and inflation, and attractive yields in corporate bonds relative to U.S. Treasuries.

 For the three-year period ending November 30, 2011 the North Country Intermediate Bond Fund outperformed its benchmark.  During this period, the North Country Intermediate Bond Fund had sought to benefit from opportunities for attractive yields in corporate bonds by maintaining an overweight in corporate bonds relative to our benchmark.

The relative investment performance for the ten-year period ending May 31, 2012 was impacted by the fund maintaining a shorter than benchmark duration during the period from September 2005 into the first quarter of 2007, when the yield curve was at first flat and then inverted.  This negatively impacted the returns of short-term bonds, those maturing within two years, relative to longer term bonds, those maturing in ten years or beyond, and consequently our performance relative to our benchmark was negatively impacted.  Additionally, an overweight in corporate bonds relative to our benchmark during the credit crisis, and a widening of credit spreads during that time frame, detracted from our relative performance.

2 The Bank of America Merrill Lynch Government/Corporate Index is comprised of corporate and government issues with maturities ranging between 1-10 years rated A and above.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.07%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.93%

Average Annual Total Returns as of March 31, 2012 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	7.10%	0.48%	2.65%

North Country Intermediate Bond Fund	5.76%	4.03%	4.15%

Average Annual Total Returns as of May 31, 2012 (Fiscal First Half)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-2.00%	-2.30%	2.75%

North Country Intermediate Bond Fund	4.53%	4.26%	3.93%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as May 31, 2012 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0979-NLD-7/3/2012

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

   May 31, 2012

Industries	% of Net Assets	Industries	% of Net Assets
Common Stocks	97.41%
Retail	10.39%	Diversified Financial Services	2.14%
Computers / Network Products	8.54%	Consumer Products	2.12%
Banks	8.29%	Food	1.94%
Medical Drugs	6.86%	Electric Utilities	1.92%
Internet	6.75%	Apparel	1.45%
Conglomerates	6.20%	Media	1.30%
Oil & Gas Producers	5.71%	Commercial Services	1.18%
Semiconductors	4.15%	Machinery - Diversified	0.99%
Oil & Gas Services	4.14%	Auto Manufacturers	0.98%
Transportation	3.75%	Real Estate Investment Trusts	0.97%
Software & Programming	3.31%	Machinery - Construction & Mining	0.68%
Beverages	2.81%	Forest Products & Paper	0.47%
Biotechnology	2.78%	Iron/Steel	0.39%
Insurance	2.52%	Money Market Fund	2.41%
Chemicals	2.37%	Other Assets Less Liabilites	0.18%
Telecommunications	2.31%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Apple, Inc.	4.46%	JP Morgan Chase & Co.	1.77%
Google, Inc. Class A	2.99%	Exxon Mobil Corp.	1.76%
International Business Machines Corp.	1.98%	Intel Corp.	1.74%
Amazon.com, Inc.	1.97%	Wells Fargo & Co.	1.65%
General Electric Co.	1.93%	Coca-Cola Co.	1.61%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

May 31, 2012

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	80.58%	Cosmetics / Personal Care	1.03%
Banks	16.25%	Iron / Steel	0.99%
Telecommunications	8.99%	Household Products	0.98%
Electric Utilities	6.41%	Beverages	0.97%
Investment Services	6.06%	Communications Equipment	0.97%
Diversified Financial Services	4.94%	Software	0.96%
Computers	4.73%	Foods	0.94%
Chemicals	4.56%	Healthcare - Products	0.94%
Aerospace / Defense	4.55%	Semiconductors	0.87%
Insurance	3.70%	U.S. Govt. & Agency Obligations	16.05%
Retail	3.69%	Government Agencies	8.84%
Electrical Components & Equipment	2.94%	U.S Treasuries	7.21%
Commercial Services	1.90%	Money Market Fund	2.54%
Oil & Gas	1.84%	Other Assets Less Liabilites	0.83%
Healthcare - Services	1.37%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets
United States TIP Bonds, 0.50%, due 4/15/15	3.63%
United States TIP Bonds, 0.125%, due 4/15/16	3.58%
U.S. Bancorp, 3.15%, due 3/4/15	3.48%
Merrill Lynch & Co., 5.00%, due 1/15/15	3.39%
IBM, 5.7%, due 9/14/17	2.97%
American Express Centurion, 5.95%, due 6/12/17	2.11%
Detroit Edison Co., 5.6%, due 6/15/18	1.98%
Emerson Electric Co., 5.375%, due 10/15/17	1.96%
Monsanto Co., 5.125%, due 4/15/18	1.96%
AT&T, Inc., 5.60%, due 5/15/18	1.96%

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2012

Shares		Fair Value	Shares		Fair Value
COMMON STOCK - 97.41%			Computers / Network Products - 8.54%
Apparel - 1.45%			12,000	Accenture PLC	$ 685,200
10,500	Coach, Inc.	$ 708,225	7,500	Apple, Inc. *	4,332,975
7,000	Under Armour, Inc. *	705,110	37,900	EMC Corp. *	903,915
		1,413,335	20,000	Hewlett-Packard Co.	453,600
			10,000	International Business Machines Corp.	1,929,000
					8,304,690
Auto Manufacturers - 0.98%
90,000	Ford Motor Co. *	950,400	Conglomerates - 6.20%
			10,000	3M Co.	844,100
Banks - 8.29%			28,000	Danaher Corp.	1,455,160
30,000	Bank of New York Mellon Corp.	610,800	98,250	General Electric Co.	1,875,593
37,000	Citigroup, Inc.	980,870	20,000	Honeywell International, Inc.	1,113,200
10,000	Goldman Sachs Group, Inc.	957,000	10,000	United Technologies Corp.	741,100
52,000	JP Morgan Chase & Co.	1,723,800			6,029,153
65,000	Morgan Stanley	868,400	Consumer Products - 2.12%
42,300	US Bancorp	1,315,953	8,000	Colgate-Palmolive Co.	786,400
50,000	Wells Fargo & Co.	1,602,500	20,500	Procter & Gamble Co.	1,276,945
		8,059,323			2,063,345
Beverages - 2.81%			Diversified Financial Services - 2.14%
21,000	Coca-Cola Co.	1,569,330	20,000	American Express Co.	1,116,600
17,200	PepsiCo, Inc.	1,167,020	16,750	T. Rowe Price Group, Inc.	964,633
		2,736,350			2,081,233
Biotechnology - 2.78%			Electric Utilities - 1.92%
15,000	Amgen, Inc.	1,042,800	17,400	Dominion Resources, Inc.	905,844
5,000	Biogen Idec, Inc.	653,750	21,000	Southern Co.	964,110
14,800	Celgene Corp. *	1,010,100			1,869,954
		2,706,650	Food - 1.94%
			14,000	HJ Heinz Co.	743,120
Chemicals - 2.37%			30,000	Kraft Foods, Inc.	1,148,100
14,250	Dow Chemical Co.	442,605			1,891,220
14,500	EI du Pont de Nemours & Co.	699,770	Forest Products & Paper - 0.47%
8,250	Monsanto Co.	636,900	15,500	International Paper Co.	452,600
5,000	Praxair, Inc.	531,200
		2,310,475	Insurance - 2.52%
			13,000	Berkshire Hathaway, Inc. - Class B*	1,031,680
Commercial Services - 1.18%			9,000	Prudential Financial	418,050
10,000	Visa, Inc. - Class A	1,152,000	16,000	Travelers Companies, Inc.	999,840
					2,449,570

The accompanying notes are an integral part of these financial statements.
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2012

Shares		Fair Value	Shares		Fair Value
Internet - 6.75%			Oil & Gas Services - 4.14%
9,000	Amazon.com, Inc. *	$ 1,916,190	22,500	ConocoPhillips	$ 1,173,600
35,000	eBay, Inc. *	1,371,650	20,000	National Oilwell Varco, Inc.	1,335,000
12,500	Facebook, Inc. *	370,375	24,000	Schlumberger, Ltd.	1,518,000
5,000	Google, Inc. Class. A *	2,904,300			4,026,600
		6,562,515
Iron/Steel - 0.39%			Real Estate Investment Trusts - 0.97%
10,600	Nucor Corp.	379,056	14,500	American Tower Corp.	940,760

Machinery - Construction & Mining - 0.68%			Retail - 10.39%
7,500	Caterpillar, Inc.	657,150	10,800	Costco Wholesale Corp.	933,012
			17,000	CVS Caremark Corp.	763,980
Machinery - Diversified - 0.99%			22,000	Dick's Sporting Goods, Inc.	1,023,000
13,000	Deere & Co.	960,310	14,300	Home Depot, Inc.	705,562
			40,000	JC Penney Co., Inc.	1,049,200
Media - 1.30%			10,500	Limited Brands, Inc.	465,780
20,000	Comcast Corp. - Class A	578,200	9,500	McDonald's Corp.	848,730
			27,500	Starbucks Corp.	1,509,475
15,000	Walt Disney Co.	685,650	13,000	TJX Companies, Inc.	551,980
		1,263,850	17,000	Walgreen Co.	518,840
Medical Drugs - 6.86%			18,400	Wal-Mart Stores, Inc.	1,211,088
16,300	Abbott Laboratories	1,007,177	7,500	Yum! Brands, Inc.	527,700
31,000	Bristol-Myers Squibb Co.	1,033,540			10,108,347
19,800	Cardinal Health, Inc.	819,324	Semiconductors - 4.15%
23,300	Johnson & Johnson	1,454,619	27,500	Broadcom Corp. - Class A *	889,625
27,900	Merck & Company, Inc.	1,048,482	65,500	Intel Corp.	1,692,520
60,000	Pfizer, Inc.	1,312,200	25,300	Qualcomm, Inc.	1,449,943
		6,675,342			4,032,088
			Software & Programming - 3.31%
Oil & Gas Producers - 5.71%			55,000	Activision Blizzard, Inc.	645,700
10,000	Anadarko Petroleum Corp.	610,000	40,800	Microsoft Corp.	1,190,952
5,000	Apache Corp.	406,900	35,000	Oracle Corp.	926,450
12,500	Chevron Corp.	1,228,875	12,500	VeriFone Systems, Inc. *	451,375
21,800	Exxon Mobil Corp.	1,714,134			3,214,477
65,000	Nabors Industries Ltd. *	880,750	Telecommunications - 2.31%
9,000	Occidental Petroleum Corp.	713,430	24,200	AT&T, Inc.	826,914
		5,554,089	48,400	Cisco Systems, Inc.	790,372
			15,000	Verizon Communications, Inc.	624,600
					2,241,886

The accompanying notes are an integral part of these financial statements.
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2012

Shares		Fair Value	Shares		Fair Value
Transportation - 3.75%			MONEY MARKET FUND - 2.41%
11,000	FedEx Corp.	$ 980,540	2,342,345	BlackRock Liquidity
10,000	Norfolk Southern Corp.	655,200		Temp Fund, 0.01% (a)	$ 2,342,345
10,000	Union Pacific Corp.	1,114,000	TOTAL MONEY MARKET FUND		2,342,345
12,000	United Parcel Service, Inc. - Class. B	899,280	( Cost - $2,342,345)
		3,649,020
			TOTAL INVESTMENTS - 99.82%
TOTAL COMMON STOCK		94,735,788	( Cost - $84,028,388)		97,078,133
( Cost - $81,686,043)			Other assets less liabilities - 0.18%		171,639
			TOTAL NET ASSETS - 100.00%		$97,249,772

* Non-Income producing security.
(a) Variable rate yield; the coupon rate shown
represents the rate as of May 31, 2012.

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2012

Principal Amount		Fair Value	Principal Amount		Fair Value
CORPORATE BONDS - 80.58%			Commercial Services - 1.90%
Aerospace / Defense - 4.55%				Western Union Co.,
	Boeing Co.,		$ 1,000,000	5.93%, due 10/1/16	$ 1,157,970
$ 500,000	3.50%, due 2/15/15	$ 536,440
1,000,000	3.75%, due 11/20/16	1,110,780	Communications Equipment - 0.97%
	Lockheed Martin Corp.			Cisco Systems, Inc.,
500,000	3.35%, due 9/15/21	514,440	500,000	4.95%, due 2/15/19	590,835
	Rockwell Collins, Inc.,
500,000	5.25%, due 7/15/19	603,485	Computers - 4.73%
		2,765,145		Hewlett Packard Co.
Banks - 16.25%			500,000	2.65%, due 6/1/16	506,235
	American Express Centurion,		500,000	5.50%, due 3/1/18	561,595
1,100,000	5.95%, due 6/12/17	1,281,214		International Business Machines Corp.,
	BB&T Corp.,		1,500,000	5.70%, due 9/14/17	1,805,865
500,000	5.25%, due 11/1/19	564,955			2,873,695
	Goldman Sachs Group, Inc.,		Cosmetics / Personal Care - 1.03%
500,000	3.70%, due 8/1/15	495,380		Avon Products, Inc.,
800,000	5.375%, due 3/15/20	810,864	625,000	4.20%, due 7/15/18	629,231
	J.P. Morgan Chase & Co.,
1,000,000	4.75%, due 5/1/13	1,029,530	Diversified Financial Services - 4.94%
	Morgan Stanley,			American Express Credit Co.,
500,000	3.45%, due 11/2/15	474,205	1,000,000	5.125%, due 8/25/14	1,076,500
1,000,000	5.75%, due 10/18/16	1,014,620		Ameriprise Financial, Inc.,
	U.S. Bancorp,		250,000	5.30%, due 3/15/20	283,792
2,000,000	3.15%, due 3/4/15	2,114,220		Caterpillar Financial Services Corp.,
	Wells Fargo & Co.,		500,000	2.05%, due 8/1/16	515,330
1,000,000	4.375%, due 1/31/13	1,023,940		General Electric Capital Corp.,
1,000,000	5.00%, due 11/15/14	1,071,600	1,000,000	5.375%, due 10/20/16	1,128,100
		9,880,528			3,003,722
Beverages - 0.97%			Electrical Components & Equipment - 2.94%
	Coca-Cola Co.,			Emerson Electric Co.,
	4.875%, due 3/15/19	591,030	500,000	4.875%, due 10/15/19	597,310
500,000			1,000,000	5.375%, due 10/15/17	1,191,900
Chemicals - 4.56%					1,789,210
	Du Pont De Nemours & Co.,		Electric Utilities - 6.41%
500,000	3.25%, due 1/15/15	532,930		Detroit Edison Co.,
	Monsanto Co.,		1,000,000	5.60%, 6/15/18	1,205,700
1,000,000	5.125%, due 4/15/18	1,189,870		Dominion Resources, Inc.,
	Praxair, Inc.,		500,000	5.15%, due 7/15/15	558,990
500,000	2.45%, due 2/15/22	496,600
500,000	5.25%, due 11/15/14	553,960
		2,773,360

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2012

Principal Amount		Fair Value	Principal Amount		Fair Value
Electric Utilities - 6.41% (Continued)			Investment Services - 6.06%
	Duke Energy Corp.,			Bear Stearns Co., Inc.,
$ 1,000,000	3.55%, due 9/15/21	$ 1,065,100	$ 500,000	5.55%, due 1/22/17	$ 543,105
	Southern Co.,		1,000,000	5.70%, due 11/15/14	1,080,850
500,000	2.375%, due 9/15/15	518,655		Merrill Lynch & Co.,
	Southern Power Co.,		2,000,000	5.00%, due 1/15/15	2,060,480
500,000	4.875%, due 7/15/15	550,665			3,684,435
		3,899,110	Iron / Steel - 0.99%	`
Foods - 0.94%				Nucor Corp.,
	Campbell Soup Co.,		500,000	5.85%, due 6/1/18	600,120
	4.50%, due 2/15/19	572,190
500,000			Oil & Gas - 1.84%
Healthcare - Products - 0.94%				Occidental Petroleum Corp.,
	Baxter International, Inc.,		1,000,000	4.125%, due 6/1/16	1,117,920
500,000	4.50%, due 8/15/19	573,735
			Retail - 3.69%
Healthcare - Services - 1.37%				Lowe's Co., Inc.,
	UnitedHealth Group, Inc.,		1,000,000	4.625%, due 4/15/20	1,136,700
250,000	4.70%, due 2/15/21	288,593		McDonald's Corp.,
500,000	5.00%, due 8/15/14	543,665	500,000	2.625%, due 1/15/22	507,570
		832,258		Starbucks Corp.,
Household Products - 0.98%			500,000	6.25%, due 8/15/17	601,905
	Procter & Gamble Co.,				2,246,175
500,000	4.70%, due 2/15/19	596,670
			Semiconductors - 0.87%
Insurance - 3.70%				Intel Corp.,
	Berkshire Hathaway Finance Corp.,		500,000	3.30%, due 10/1/21	531,783
1,000,000	5.40%, due 5/15/18	1,184,670
	Metlife, Inc.		Software - 0.96%
500,000	5.00%, due 6/15/15	548,030		Microsoft Corp.,
	Prudential Financial, Inc.,		500,000	4.20%, due 6/1/19	582,645
500,000	4.50%, due 7/15/13	517,285
		2,249,985

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2012

Principal Amount		Fair Value	Principal Amount		Fair Value
Telecommunications - 8.99%			U.S. GOVERNMENT &
	AT&T, Inc.,		AGENCY OBLIGATIONS - 16.05% (Continued)
$ 1,000,000	5.60%, due 5/15/18	$ 1,189,860	U.S. Treasuries - 7.21%
1,000,000	5.625%, due 6/15/16	1,165,110		United States TIP Bonds,
	BellSouth Corp.,		$ 2,000,000	0.125%, due 4/15/16	$ 2,177,127
500,000	5.20%, due 9/15/14	544,120	2,000,000	0.50%, due 4/15/15	2,209,061
	Verizon Communications, Inc.,				4,386,188
520,000	2.00%, due 11/1/16	532,906
500,000	4.60%, due 4/1/21	573,500	TOTAL U.S. GOVERNMENT &
1,000,000	5.50%, due 2/15/18	1,179,130	AGENCY OBLIGATIONS
	Vodafone Group PLC,		( Cost - $9,417,916)		9,759,168
250,000	4.375%, due 3/16/21	283,975
		5,468,601	Shares
			MONEY MARKET FUND - 2.54%
TOTAL CORPORATE BONDS				BlackRock Liquidity
( Cost - $45,759,982)		49,010,353	1,542,823	Temp Fund, 0.01% (a)	1,542,823
			TOTAL MONEY MARKET FUND
U.S. GOVERNMENT &			( Cost - $1,542,823)		1,542,823
AGENCY OBLIGATIONS - 16.05%
Government Agencies - 8.84%			TOTAL INVESTMENTS - 99.17%
	Federal Farm Credit Bank,		( Cost - $56,720,721)		60,312,344
1,000,000	0.60%, due 4/16/15	998,400	Other assets less liabilities - 0.83%		503,384
1,000,000	1.22%, due 4/18/17	1,001,250	TOTAL NET ASSETS - 100.00%		$ 60,815,728
1,000,000	1.93%, due 4/18/19	1,004,740
1,000,000	4.67%, due 2/27/18	1,185,270
	Tennessee Valley Authority,
1,000,000	4.50%, due 4/1/18	1,183,320
		5,372,980

(a) Variable rate yield; the coupon rate shown represents
the rate at May 31, 2012.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2012

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $84,028,388
and $56,720,721, respectively)	$ 97,078,133	$ 60,312,344
Receivable for fund shares sold	18,035	9,709
Dividends and interest receivable	236,036	540,118
Prepaid expenses and other assets	13,086	16,306
Total Assets	97,345,290	60,878,477

LIABILITIES:
Payable for fund shares redeemed	941	373
Accrued advisory fees	62,340	25,918
Accrued administration and fund accounting fees	13,386	6,099
Accrued transfer agency fees	-	767
Other accrued expenses	18,851	29,592
Total Liabilities	95,518	62,749
Net Assets	$ 97,249,772	$ 60,815,728

NET ASSETS CONSIST OF:
Paid in capital	$ 89,901,847	$ 59,785,146
Accumulated undistributed net investment income	501,331	9,205
Accumulated net realized loss from
investment transactions	(6,203,151)	(2,570,246)
Net unrealized appreciation on investments	13,049,745	3,591,623
Net Assets	$ 97,249,772	$ 60,815,728

Shares outstanding (unlimited number of shares authorized;	9,124,186	5,816,594
no par value)

Net asset value, offering and redemption price per share	$ 10.66	$ 10.46
($97,249,772/9,124,186 and $60,815,728/5,816,594, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2012

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 1,011	$ 1,002,921
Dividends	1,003,452	-
Total investment income	1,004,463	1,002,921

EXPENSES:
Investment advisory fees	360,199	152,166
Administration and fund accounting fees	72,515	51,467
Transfer agency fees	17,548	17,548
Legal fees	14,038	12,032
Custody fees	11,531	10,528
Printing expense	8,524	8,030
Audit fees	8,524	10,039
Chief Compliance Officer fees	5,516	5,014
Registration & filing fees	4,763	4,764
Trustees' fees	7,020	9,049
Insurance expense	3,008	2,006
Miscellaneous expenses	1,254	1,254
Total expenses	514,440	283,897

Net investment income	490,023	719,024

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment
transactions	1,502,851	193,732
Net change in unrealized appreciation
of investments for the period	2,264,795	1,032,222
Net realized and unrealized gain
on investments	3,767,646	1,225,954
Net increase in net assets resulting
from operations	$ 4,257,669	$ 1,944,978

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2012	November 30, 2011
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 490,023	$ 906,395
Net realized gain from investment transaction	1,502,851	4,843,284
Net change in unrealized appreciation (depreciation) for the period	2,264,795	(395,211)
Net increase in net assets resulting from operations	4,257,669	5,354,468

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.00 and $0.20
per share, respectively)	-	(1,693,718)

CAPITAL SHARE TRANSACTIONS	7,307,741	(3,932,753)

Net increase (decrease) in net assets	11,565,410	(272,003)

NET ASSETS:
Beginning of period	85,684,362	85,956,365

End of period (including undistributed net investment income
of $501,331 and $11,308, respectively)	$ 97,249,772	$ 85,684,362

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2012	November 30, 2011
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 719,024	$ 1,759,623
Net realized gain from investment transactions	193,732	938,500
Net change in unrealized appreciation (depreciation) for the period	1,032,222	(1,450,788)
Net increase in net assets resulting from operations	1,944,978	1,247,335

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.12 and $0.26
per share, respectively)	(714,160)	(1,755,282)

CAPITAL SHARE TRANSACTIONS	(211,926)	(17,152,427)

Net increase (decrease) in net assets	1,018,892	(17,660,374)

NET ASSETS:
Beginning of period	59,796,836	77,457,210

End of period (including undistributed net investment income
of $9,205 and $4,341, respectively)	$ 60,815,728	$ 59,796,836

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2012		2011	2010	2009	2008	2007
	(Unaudited)
Net asset value, beginning of period	$ 10.17		$ 9.79	$ 9.37	$ 7.80	$ 12.58	$ 11.39

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.06		0.11	0.08	0.10	0.09	0.09
Net realized and unrealized gains (losses)
on investments	0.43		0.47	0.43	1.55	(4.77)	1.10
Total from investment operations	0.49		0.58	0.51	1.65	(4.68)	1.19

LESS DISTRIBUTIONS:
Dividends from net investment income	0.00		(0.20)	(0.09)	(0.08)	(0.10)	0.00
Total distributions	0.00		(0.20)	(0.09)	(0.08)	(0.10)	0.00

Net asset value, end of period	$ 10.66		$ 10.17	$ 9.79	$ 9.37	$ 7.80	$ 12.58

Total return (2)	4.82%	(5)	5.94%	5.50%	21.41%	(37.51)%	10.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 97,250		$ 85,684	$ 85,956	$ 113,087	$ 92,428	$ 129,733
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.07%	(4)	1.09%	1.06%	1.06%	1.04%	1.03%
Expenses, net of reimbursement/recapture	1.07%	(4)	1.09%	1.06%	1.06%	1.04%	1.06%	(3)
Net investment income,
before reimbursement/recapture	1.02%	(4)	1.03%	0.84%	1.20%	0.85%	0.79%
Net investment income,
net of reimbursement/recapture	1.02%	(4)	1.03%	0.84%	1.20%	0.85%	0.77%	(3)
Portfolio turnover rate	28%	(5)	63%	69%	23%	11%	27%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
(4) Annualized for periods of less than one year.
(5) Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2012		2011	2010	2009	2008	2007
	(Unaudited)
Net asset value, beginning of period	$ 10.24		$ 10.31	$ 10.06	$ 9.41	$ 10.17	$ 10.18

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.12		0.26	0.31	0.35	0.41	0.44
Net realized and unrealized gains (losses)
on investments	0.22		(0.07)	0.25	0.65	(0.76)	(0.01)
Total from investment operations	0.34		0.19	0.56	1.00	(0.35)	0.43

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.12)		(0.26)	(0.31)	(0.35)	(0.41)	(0.44)
Total distributions	(0.12)		(0.26)	(0.31)	(0.35)	(0.41)	(0.44)

Net asset value, end of period	$ 10.46		$ 10.24	$ 10.31	$ 10.06	$ 9.41	$ 10.17

Total return (2)	3.35%	(4)	1.90%	5.65%	10.84%	(3.59)%	4.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 60,816		$ 59,797	$ 77,457	$ 98,715	$ 82,001	$ 81,970
Ratios to average net assets:
Expenses	0.93%	(3)	0.89%	0.83%	0.82%	0.82%	0.83%
Net investment income	2.36%	(3)	2.55%	3.04%	3.62%	4.11%	4.38%
Portfolio turnover rate	13%	(4)	32%	55%	36%	27%	31%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Annualized for periods of less than one year.
(4) Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Unaudited)
May 31, 2012

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) were organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Unaudited)(Continued)
May 31, 2012

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of May 31, 2012, in valuing the Funds’ assets carried at fair value.

      North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock**	$94,735,788	$ -	$ -	$94,735,788
Money Market Fund	2,342,345	-	-	2,342,345
Total	$97,078,133	$ -	$ -	$97,078,133

North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds**	$ -	$49,010,353	$ -	$49,010,353
U.S. Government & Agency Obligations	-	9,759,168	-	9,759,168
Money Market Fund	1,542,823	-	-	1,542,823
Total	$1,542,823	$58,769,521	$ -	$60,312,344

         *The Funds did not hold any Level 3 investments during the period.

          **See Schedule of Investments for industry classifications.

         There were no transfers into and out of Level 1 and Level 2 during the period.  It is the Funds policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes - The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2007 through 2011 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Unaudited)(Continued)
May 31, 2012

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2012, the Adviser received advisory fees of $360,199 from the Equity Fund and $152,166 from the Bond Fund.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Unaudited)(Continued)
May 31, 2012

between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2012, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $89,901,847 and $59,785,146, respectively.

Transactions in capital shares were as follows:

Growth Fund:

	For the six		For the year
	months ended		ended
	May 31, 2012		November 30, 2011
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	1,265,223	$ 13,437,826	815,522	$ 8,305,390
Shares issued for reinvestment
of dividends	-	-	31,748	317,776
Shares redeemed	(564,916)	(6,130,085)	(1,205,671)	(12,555,919)
Net increase (decrease)	700,307	$ 7,307,741	(358,401)	$ (3,932,753)

Bond Fund:

	For the six		For the year
	months ended		ended
	May 31, 2012		November 30, 2011
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	292,550	$ 3,047,130	480,484	$ 4,896,975
Shares issued for reinvestment
of dividends	6,778	70,666	14,314	145,978
Shares redeemed	(320,263)	(3,329,722)	(2,170,901)	(22,195,380)
Net decrease	(20,935)	$ (211,926)	(1,676,103)	$ (17,152,427)

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2012 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 32,449,832	$ 9,966,920	$ 2,147,623
Sales	$ 26,336,174	$ 7,828,475	$ -

At May 31, 2012, the aggregate cost for federal income tax purposes was $84,028,388 for the Growth Fund and $56,720,721 for the Bond Fund and differed from the fair value by net unrealized appreciation (depreciation) on investment securities was as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 16,504,665	$ 3,660,166
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(3,454,920)	(68,543)
Net unrealized appreciation	$ 13,049,745	$ 3,591,623

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Unaudited)(Continued)
May 31, 2012

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2012 and year ended November 30, 2011 were as follows:

	For the six months ended May 31, 2012	For the year ended Nov. 30, 2011
Growth Fund:	(Unaudited)
Ordinary income	$ −	$ 1,693,718
Long-term capital gains	−	−
Total	$ −	$ 1,693,718

	For the six months ended May 31, 2012	For the year ended Nov. 30, 2011
Bond Fund:	(Unaudited)
Ordinary income	$714,160	$ 1,755,282
Long-term capital gains	−	−
Total	$714,160	$ 1,755,282

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
Growth Fund	$ 7,258	$ (7,405,696)	$ 10,488,694
Bond Fund	4,341	(2,763,978)	2,559,401

The difference between book basis and tax basis distributable earnings, if any, is primarily attributable to the tax loss deferral on wash sales and distributions from return of capital.

As of November 30, 2011, the Growth Fund and Bond Fund had unused capital loss carryforwards of $7,405,696 and $2,763,978, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS(Unaudited)(Continued)
May 31, 2012

2017
Growth Fund……….…..	$7,405,696
Bond Fund.........................	2,763,978

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2012, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 83% of the voting securities of the Growth Fund and approximately 89% of the Bond Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

NOTE 9.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2011 and held until May 31, 2012.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/11)	Ending Account Value (5/31/12)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/11-5/31/12)
Equity Growth Fund
Actual	$1,000.00	$1,048.18	1.02%	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	1.02%	$5.14
Intermediate Bond Fund
Actual	$1,000.00	$1,033.50	1.01%	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	1.01%	$5.11

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         183 days divided by 366 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 24, 2012, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds (the “Peer Group”) as independently chosen by Lipper, Inc.; and e) past performance summaries for each Fund and its respective  benchmark.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser continues to provide high quality service to the Funds, is committed both to compliance with regulatory requirements and to managing and growing the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that excessive profitability was not a concern.  In addition, the Board considered that the Adviser had voluntarily limited the overall expense ratio of each Fund since its inception through the fiscal year ended November 30, 2009.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the Funds and the Adviser, the Board found that although there has been some lag in the performance of each Fund relative to its Peer Group, the performance of the Funds reflects a conservative management approach that is appropriate for long-term, risk-averse investment.  The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ relatively small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted the Adviser’s willingness to reinstate the voluntary expense limitation should the Funds’ expense ratios become uncompetitively high and to consider an adjustment in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, continuance of the Agreement was in the best interests of the Funds’ shareholders.

Rev July 2011

WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

 . Social Security number and wire transfer instructions

 . account transactions and transaction history

 . investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below,

we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•

Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ James Colantino

     James Colantino, President

Date

8/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/ s/ James Colantino

     James Colantino, President

Date

8/9/12

By (Signature and Title)

/s/ Harris Cohen

    Harris Cohen, Treasurer

Date

8/9/12